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                                                                       EXHIBIT 5

[GRAPHIC OMITTED]
Anchor National Life        New Business Documents    New Business Documents
Insurance Company           with checks:              without checks:
1 Sun America Center        P. O. Box 100330          P. O. Box 54299
Los Angeles, CA 90067-6022  Pasadena, CA  91189-0001  Los Angeles, CA 90054-0299
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PARTICIPANT ENROLLMENT FORM
DO NOT USE HIGHLIGHTERS.  Please print or type.

A.  PARTICIPANT

[ ]Mr.   [ ]Mrs.      [ ]Ms.    [ ]Miss  [ ]Dr.   [ ]Sr.   [ ]Jr.

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LAST NAME/CUSTODIAN/TRUST/PLAN NAME          FIRST NAME       MIDDLE INITIAL

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STREET ADDRESS                    CITY            STATE           ZIP CODE

MO.    DAY     YR.    [ ]M   [ ]F                               (   )
-------------------   -----------   --------------------------  ---- -----------
DATE OF BIRTH            SEX        SOC. SEC. OR TAX ID NUMBER  TELEPHONE NUMBER

JOINT
PARTICIPANT
(If any, must be spouse of Participant)

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LAST NAME                     FIRST NAME            MIDDLE INITIAL

  MO.    DAY     YR.           [ ]M  [ ]F
-------------------            ----------       --------------------------------
  DATE OF BIRTH                   SEX           SOCIAL SECURITY OR TAX ID NUMBER


B.  ANNUITANT
(Complete only if different from Participant)

[ ]Mr.   [ ]Mrs.      [ ]Ms.    [ ]Miss  [ ]Dr.   [ ]Sr.   [ ]Jr.

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LAST NAME                     FIRST NAME            MIDDLE INITIAL


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STREET ADDRESS                    CITY            STATE           ZIP CODE

  MO.    DAY     YR.           [ ]M  [ ]F
-------------------            ----------       --------------------------------
  DATE OF BIRTH                   SEX           SOCIAL SECURITY OR TAX ID NUMBER

C.  DEATH BENEFIT
(Participant must choose one)

[ ] Purchase Payment Accumulation Death Benefit Option

[ ] Maximum Anniversary Value Death Benefit Option

(See your investment representative or the prospectus for information about these options.)

D.  BENEFICIARY

                                                             PRIMARY/CONTINGENT
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LAST NAME               FIRST NAME            MIDDLE INITIAL     CIRCLE ONE

                                                             PRIMARY/CONTINGENT
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LAST NAME               FIRST NAME            MIDDLE INITIAL     CIRCLE ONE


E.  TYPE OF CONTRACT

[ ] NONQUALIFIED. If nonqualified, is this a 1035 Exchange?  [ ] YES  [ ] NO
    Is this a Transfer of Assets (funds to be transferred from a mutual fund,
    CD, etc.)?                                               [ ] YES  [ ] NO
    If either of the above is yes, please complete a "Request for Transfer or 1035 Exchange" (V-2500NB).

[ ] QUALIFIED, as indicated below.  Is this a direct transfer?   [ ] YES  [ ] NO
    If yes, please complete a "Request for Transfer or 1035 Exchange" (form V-2500NB).

    An appropriate retirement plan/prototype must be established for purposes of qualified monies.

[ ] SEP           [ ] 403(b)         [ ] Terminal funding       [ ] 457 plan   [ ] 401K retirement plan
[ ] IRA rollover  [ ] IRA transfer   [ ] Other
                                              -----------------
                                               PLEASE SPECIFY

F. ANNUITY DATE

   MO.   DAY   YR.
-------------------
    ANNUITY DATE

Date annuity payments begin. (Must be at least 2 years after the Certificate Date. Maximum age is the later of the Participant's Age 90 or 10 years after Certificate Date. NOTE: If left blank that date will default to maximum for nonqualified and to 70 1/2 for qualified contracts.)

G.  PURCHASE PAYMENT(S)

[ ] INITIAL PAYMENT: $_____________________ (Minimum initial payment is $20,000)
    Payments may be wired or mailed. Make check payable to Anchor National Life Insurance Company

[ ] AUTOMATIC PAYMENTS: $_____________________ (Minimum automatic payment is
    $100) To establish automatic bank drafts for future payments, include a completed "Automatic Payment Authorization" form (G-2233POS), a voided check and the initial premium for the policy.

H.  SPECIAL FEATURES

[ ] SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic
    Withdrawal Application" form (V-5550SW).

[ ] AUTOMATIC DOLLAR COST AVERAGING: Check the box at left and include a completed "Dollar Cost Averaging Application" form (V-5551DCA).



                                    OVER                Group Allocated

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PARTICIPANT ENROLLMENT FORM                       ANG-502 (9/96) SIDE 2
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I. INVESTMENT INSTRUCTIONS

(Allocations must be expressed in whole percentages and total allocation must equal 100%)

         ______ SUNAMERICA SERIES TRUST ______                             ______ ANCHOR SERIES TRUST ______
_____  Portfolio   _____     _____    Manager     ______           _____ Portfolio _____              ___   Manager ___
__%    Cash Management       SunAmerica Asset Management Corp.     __% Government & Quality Bond      Wellington  Mgmt. Co.
__%    Corporate Bond        Federated Investors                   __% Growth                         Wellington  Mgmt. Co.
__%    Global Bond           Goldman Sachs Asset Management Int'l. __% Natural Resources              Wellington  Mgmt. Co.
__%    High-Yield Bond       SunAmerica Asset Management Corp.     __% Capital  Appreciation          Wellington  Mgmt. Co.
__%    Worldwide High Income Morgan Stanley Asset Management Inc.
__%    Utility               Federated Investors
__%    SunAmerica Balanced   SunAmerica Asset Management Corp.
__%    Asset Allocation      Goldman Sachs Asset Management          ______  FIXED ACCOUNT OPTIONS   ______
__%    Growth-Income         Alliance Capital  Management L.P.
__%    Alliance Growth       Alliance Capital  Management L.P.            ____% 1 yr.
__%    Federated Value       Federated Investors
__%    Venture Value         Davis Selected Advisers, L.P.                ____% 1 yr. DCA (Available only with Automatic
__%    Aggressive Growth     SunAmerica Asset Management Corp.                             Dollar Cost Averaging Program)
__%    Global Equities       Alliance Capital  Management L.P.
__%    International         Morgan Stanley Asset Management Inc.
       Diversified Equities


J. TELEPHONE TRANSFERS AUTHORIZATION

Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below? [ ] YES [ ] NO

(If no election is indicated the Company will default to yes for transfers.

If indicated above, I authorize the Company to accept telephone instructions for transfers in any amount among portfolios from anyone providing proper identification subject to restrictions and limitations contained in the Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

K. SPECIAL INSTRUCTIONS


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L. STATEMENT OF PARTICIPANT

This Certificate [ ] WILL [ ] WILL NOT replace in whole or in part an existing life insurance or annuity contract.
(If replacing an existing policy, indicate name of issuing company and contract number below.)

----------------------------------            ----------------------------------
COMPANY NAME                                  CONTRACT NUMBER

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT(S), ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR ANCHOR ADVISOR VARIABLE ANNUITY, THE SUNAMERICA SERIES TRUST AND ANCHOR SERIES TRUST. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

Signed at
         -------------------------------------------     -----------------------
               CITY                     STATE            DATE

----------------------------           -----------------------------------------
PARTICIPANT'S SIGNATURE                REGISTERED REPRESENTATIVE'S SIGNATURE


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JOINT PARTICIPANT'S SIGNATURE (IF APPLICABLE)


M. LICENSED / REGISTERED REPRESENTATIVE INFORMATION

Will this Certificate replace in whole or in part any existing life insurance or
annuity contract?                                       [ ]  YES [ ]  NO

------------------------------------------------------------    ----------------
REPRESENTATIVE'S LAST NAME    FIRST NAME      MIDDLE INITIAL    SOC. SEC. NUMBER

------------------------------------------------------------    ----------------
REPRESENTATIVE'S STREET ADDRESS       CITY        STATE            ZIP CODE

                       (   )
-------------------    -----------------------------    ------------------------
BROKER/DEALER          REPRESENTATIVE'S TELEPHONE NO.   LICENSED AGENT ID NUMBER


FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.



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